Exhibit 10.2

Execution Version

SIXTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

by and among

NEURONETICS, INC.

and

THE STOCKHOLDERS LISTED HEREIN

Dated as of June 1, 2017

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TABLE OF CONTENTS

(continued)

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TABLE OF CONTENTS

(continued)

		Page

5.12.	Publicity	35

5.13.	Confidentiality	36

5.14.	Governing Law	36

5.15.	Jurisdiction	36

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SIXTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Sixth Amended and Restated Investors’ Rights Agreement (this “Agreement”), dated as of June 1, 2017, is by and among Neuronetics, Inc., a Delaware corporation (the “Company”), those holders of Series A-1 Preferred Stock listed on the Schedule of Series A-1 Stockholders attached hereto (the “Series A-1 Stockholders”), those holders of Series A-2 Preferred Stock listed on the Schedule of Series A-2 Stockholders attached hereto (the “Series A-2 Stockholders”), those holders of Series B Preferred Stock listed on the Schedule of Series B Stockholders attached hereto (the “Series B Stockholders”), those holders of Series C Preferred Stock listed on the Schedule of Series C Stockholders attached hereto (the “Series C Stockholders”), those holders of Series D Preferred Stock listed on the Schedule of Series D Stockholders attached hereto (the “Series D Stockholders”), those holders of Series E Preferred Stock listed on the Schedule of Series E Stockholders attached hereto (the “Series E Stockholders”), those holders of Series F Preferred Stock listed on the Schedule of Series F Stockholders attached hereto (the “Series F Stockholders”), those holders of Series G Preferred Stock listed on the Schedule of Series G Stockholders attached hereto (the “Series G Stockholders”), and each person or entity that subsequently becomes a party to this Agreement (the “Additional Stockholders,” and, together with the Series A-1 Stockholders, the Series A-2 Stockholders, the Series B Stockholders, the Series C Stockholders, the Series D Stockholders, the Series E Stockholders, the Series F Stockholders and the Series G Stockholders, collectively, the “Stockholders”).

WHEREAS, the Series A-1 Stockholders own of record an aggregate of 4,800,000 shares of Series A-1 Preferred Stock of the Company;

WHEREAS, the Series A-2 Stockholders own of record an aggregate of 25,384,615 shares of Series A-2 Preferred Stock of the Company, which were issued pursuant to the terms of that certain Series A-2 Stock Purchase Agreement, dated as of April 3, 2003 (the “Series A-2 Purchase Agreement”);

WHEREAS, the Series B Stockholders own of record an aggregate of 17,000,000 shares of Series B Preferred Stock of the Company, which were issued pursuant to the terms of that certain Series B Stock Purchase Agreement, dated as of March 4, 2005 (the “Series B Purchase Agreement”);

WHEREAS, the Series C Stockholders own of record an aggregate of 20,958,084 shares of Series C Preferred Stock of the Company, which were issued pursuant to the terms of that certain Series C Preferred Stock Purchase Agreement, dated as of August 2, 2006 (the “Series C Purchase Agreement”);

WHEREAS, the Series D Stockholders own of record an aggregate of 49,426,229 shares of Series D Preferred Stock of the Company, which were issued pursuant to the terms of that certain Series D Preferred Stock Purchase Agreement, dated as of August 20, 2009 (the “Series D Purchase Agreement”);

WHEREAS, the Series E Stockholders own of record an aggregate of 44,470,799 shares of Series E Preferred Stock of the Company, which were issued pursuant to the terms of that certain Series E Preferred Stock Purchase Agreement, dated as of May 13, 2011 (the “Series E Purchase Agreement”);

WHEREAS, the Series F Stockholders own of record an aggregate of 102,334,194 shares of Series F Preferred Stock of the Company, which were issued pursuant to the terms of that certain Series F Preferred Stock Purchase Agreement, dated as of April 24, 2015 (the “Series F Purchase Agreement”);

WHEREAS, in connection with the acquisition of the Series F Preferred Stock, the Company, the Series A-1 Stockholders, the Series A-2 Stockholders, the Series B Stockholders, the Series C Stockholders, the Series D Stockholders, the Series E Stockholders and the Series F Stockholders entered into a Fifth Amended and Restated Investors’ Rights Agreement, dated as of April 24, 2015 (as amended from time to time thereafter, the “Prior Agreement”);

WHEREAS, the Series G Stockholders are acquiring shares of Series G Preferred Stock pursuant to the terms of that certain Series G Preferred Stock Purchase Agreement (the “Series G Purchase Agreement”) dated even herewith; and

WHEREAS, but for the execution and delivery of this Agreement by the Company and the Stockholders, the Series G Stockholders would not be willing to enter into the Series G Purchase Agreement or to consummate the transactions thereby contemplated, which transactions will benefit the Company.

NOW, THEREFORE, in order to induce the Series G Stockholders to consummate the transactions contemplated by the Series G Purchase Agreement, the parties hereby amend and restate, and replace in its entirety, the Prior Agreement as follows:

Certain terms used in this Agreement are defined in Section 4 hereof.

1.  PREEMPTIVE RIGHTS.

1.1. Grant of Rights. Unless waived by the written consent of the Required Senior Preferred Holders (provided that such waiver does not adversely affect the rights hereunder of any Substantial Stockholder in a manner different from or disproportionate to any adverse effect such waiver would have on the rights of any other Substantial Stockholder), and the Company hereby grants to each Substantial Stockholder, and any permitted assignee of each such Substantial Stockholder described in Section 5.6 (each a “Right Holder”), the right to purchase up to its pro rata share of any New Securities that the Company may, from time to time, propose to sell or issue (the “Available New Securities”). Each such Right Holder’s pro rata share of the Available New Securities for purposes of this Section 1, is equal to the ratio of (i) the number of shares of Common Stock issued and outstanding or issuable upon conversion of any shares of Preferred Stock of the Company convertible into shares of Common Stock then held of record by such Right Holder, to (ii) the sum of the total number of shares of the Common Stock issued and outstanding or issuable upon conversion of any then-outstanding shares of Preferred Stock of the Company convertible into shares of Common Stock.

1.2. New Securities. “New Securities” shall mean any equity securities of the Company, whether now authorized or not, and rights, options or warrants to purchase said equity securities, and securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for said equity securities; provided, that “New Securities” does not include (i) shares of Common Stock issued by the Company pursuant to stock dividends, stock splits, recapitalizations and similar transactions; (ii) shares of Common Stock issued upon conversion of shares of Preferred Stock that are outstanding on the date hereof; (iii) shares of capital stock of the Company issued upon exercise, conversion or exchange of Derivative Securities (as defined in Section 4 hereof) that are outstanding on the date hereof; (iv) shares of Common Stock, or options, warrants or other rights to acquire shares of Common Stock, that are issued or issuable by the Company to officers, directors, employees or consultants of the Company with the prior approval of the Board of Directors of the Company (the “Board of Directors”) or an appropriate committee thereof pursuant to the Company’s Amended and Restated 2003 Stock Incentive Plan, as amended, or any other stock option, stock purchase or other plan approved by the Board of Directors, and the stockholders if necessary; (v) securities issued in consideration of the grant by or to the Company of marketing rights, license rights or similar rights or in consideration of the exchange of proprietary technology (for which raising equity capital was not a significant purpose of such issuance), in each such case with prior Super Board Approval; or (vi) securities issued in connection with acquisitions or strategic alliances or issued to landlords, commercial financing or leasing companies (for which raising equity capital was not a significant purpose of such issuance), in each such case with prior Super Board Approval.

1.3. Notice. The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange any New Securities unless the Company shall first deliver to each Right Holder a written notice of any proposed or intended issuance, sale or exchange of New Securities (the “Offer”), which Offer shall (i) identify and describe the New Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the New Securities to be issued, sold or exchanged, (iii) identify the persons or entities, if known, to which or with which the New Securities are to be offered, issued, sold or exchanged, and (iv) offer to issue and sell to, or exchange with, each such Right Holder (A) the amount of New Securities that each such Person is entitled to purchase pursuant to Section 1.1 and (B) any additional portion of the New Securities required to be offered pursuant to Section 1.1 as any such Person shall indicate it will purchase or acquire should any other Right Holders subscribe for less than the amount of New Securities that each such Person is entitled to purchase pursuant to Section 1.1 (the “Undersubscription Amount”). Each Right Holder shall have the right, for a period of 30 days following delivery of the Offer, to elect to purchase or acquire, at the price and upon the other terms specified in the Offer, the number or amount of New Securities described above. The Offer by its terms shall remain open and irrevocable for such 30-day period.

1.4. Acceptance of Offer. To accept an Offer, in whole or in part, a Right Holder must deliver a written notice to the Company prior to the end of the 30-day period of the Offer, setting forth the amount of New Securities that such Person elects to purchase and the Undersubscription Amount (if any) that such Person elects to purchase (the “Notice of Acceptance”). If the amount of New Securities subscribed for by all Right Holders is less than the amount of New Securities to which all Right Holders are entitled, then each Right Holder who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the amount of New Securities subscribed for, the Undersubscription Amount it has subscribed for; provided, that should the Undersubscription Amounts subscribed for exceed the difference between the amount of New Securities to which all Right Holders are entitled pursuant to Section 1.1 and the amount of New Securities actually subscribed for (the “Available Undersubscription Amount”), each Person’s Undersubscription Amount shall be reduced such that the Available Undersubscription Amount is allocated among such Persons pro rata, based on the amount of New Securities that each such Person is entitled to purchase pursuant to Section 1.1 (but not in excess of their respective Undersubscription Amounts), with any Available Undersubscription Amount after such reallocation being further reallocated in the same manner until the entire Available Undersubscription Amount has been so allocated.

1.5. Company Sales of Refused Securities. The Company shall have 90 days from the expiration of the period set forth in Section 1.3 above to issue, sell or exchange all or any part of such New Securities as to which a Notice of Acceptance has not been given by the Right Holders (the “Refused Securities”), but only upon terms and conditions (including unit prices and interest rates) which are not more favorable in any material respect to the acquiring party or parties or less favorable in any material respect to the Company than those described in the Offer.

1.6. Reduction in Amount of Offered Securities. In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 1.5 above), then each Right Holder may, at its sole option and in its sole discretion, reduce the number or amount of the New Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the New Securities that such Person elected to purchase pursuant to Section 1.4 above multiplied by a fraction, (i) the numerator of which shall be the number or amount of New Securities the Company actually proposes to issue, sell or exchange (including New Securities to be issued or sold to the Right Holders pursuant to Section 1.4 above prior to such reduction) and (ii) the denominator of which shall be the amount of all New Securities that the Company initially proposed to offer, sell or exchange as described in the Offer. In the event that any Right Holder so elects to reduce the number or amount of New Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the New Securities unless and until such securities have again been offered to the Right Holders in accordance with Section 1.3 above.

1.7. Completion of Purchase. Upon the closing of the issuance, sale or exchange of all or less than all the Refused Securities, the Right Holders shall acquire from the Company, and the Company shall issue to the Right Holders, the number or amount of New Securities specified in the Notices of Acceptance, as reduced pursuant to Section 1.6 above if applicable, upon the terms and conditions specified in the Offer. Any obligations of the Right Holders to purchase any New Securities after delivery of Notices of Acceptance will be subject in all cases to the preparation, execution and delivery by the Company and the Right Holders, as applicable, of a purchase agreement relating to such New Securities reasonably satisfactory in form and substance to the Right Holders, as applicable, and their respective counsel.

1.8. Reservation of Rights. Any New Securities not acquired by the Right Holders or other persons in accordance with Section 1.5 above may not be issued, sold or exchanged until they are again offered to the Right Holders under the procedures specified in this Agreement.

1.9. Termination of Rights. The prohibitions and rights provided in this Section 1 will not apply to, and will terminate upon (i) the closing of a Qualified Public Offering, or (ii) any Acquisition in connection with which the stockholders of the Company receive cash and/or unrestricted securities that are actively traded on a national securities exchange and are of an entity subject to and in compliance with the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, whichever event occurs first.

2. COVENANTS. The Company covenants that for so long as any shares of Preferred Stock are outstanding, the Company will comply (and should it at any time have any Subsidiaries, cause each of such Subsidiaries to comply) with each of the following covenants, except as otherwise waived by the written consent of the Required Senior Preferred Holders.

2.1. Budgets. The Company will deliver to each Substantial Stockholder, as soon as practical after preparation thereof, but in no event later than 30 days prior to the beginning of each fiscal year of the Company, preliminary, and in no event later than 30 days after the beginning of each fiscal year of the Company, final, pro forma financial projections and budgets (which will contain projected balance sheets and statements of income, retained earnings and cash flows (including capital expenditures)) for the Company for such fiscal year, including month-by-month projections and budgets, which final, pro forma financial projections and budgets shall have been approved by the Board of Directors, which approval shall be by Super Board Approval.

2.2. Investments. The Company will not have outstanding, or acquire or commit itself to acquire or hold, any investment in excess of $100,000 not in the budget delivered pursuant to Section 2.1, except for (a) short-term government obligations or other cash equivalent investments, and (b) other investments made by the Company in accordance with the Corporate Investment Policy of the Company, approved September 15, 2006, as amended from time to time, or any replacement policy adopted with the prior approval of the Board of Directors, which approval must be by Super Board Approval.

2.3. Annual Financial Statements. As soon as available and in any event within 90 days after the close of each fiscal year of the Company, the Company will deliver to each Substantial Stockholder a balance sheet and statements of income, retained earnings and cash flows, audited by KPMG LLP or another reputable independent public accounting firm approved by the Board of Directors, which approval shall be by Super Board Approval, showing the financial condition of the Company as of the close of such fiscal year and the results of its operations during such fiscal year. Each of the financial statements delivered hereunder will be certified by such accounting firm without material qualification to have been prepared in accordance with GAAP consistently applied.

2.4. Quarterly and Monthly Financial Statements.

(a) As soon as available, and in any event within 30 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, commencing with the first fiscal quarter ending after the date hereof, the Company will deliver to each Substantial Stockholder an unaudited balance sheet and statements of income, retained earnings and cash flows of the Company, and a summary of bookings and backlog, as of the end of and for such fiscal quarter, subject to the absence of footnotes and to adjustments consisting of normal year-end accruals, the effect of which, both individually and in the aggregate, is not material.

(b) As soon as available, and in any event within 30 days after the end of each month, commencing with the first month ending after the date hereof, the Company will deliver to each Substantial Stockholder unaudited balance sheets and statements of income and cash flows of the Company as of the end of each such month, subject to the absence of footnotes and to adjustments consisting of normal quarter-end and year-end accruals, the effect of which, both individually and in the aggregate, is not material. The Company will also deliver, along with such unaudited balance sheets and statements of income and cash flows, a comparison of the unaudited balance sheets and statements of income and cash flows of the Company as of the end of each such month against (i) the final pro forma financial projections and budgets for such month, and (ii) the balance sheets and statements of income and cash flows of the Company as of the end of such month for the prior year.

2.5. Officers’ Certificates. Together with delivery of financial statements of the Company pursuant to Sections 2.3 and 2.4(a) above, the Company will deliver to each Substantial Stockholder a certificate of the Company signed by the chief executive or financial officer of the Company stating that such statements have been prepared in accordance with GAAP and present fairly the financial position of the Company as of the dates specified and the results of its operations and cash flows with respect to the periods specified (in the case of the financial statements delivered under Section 2.4(a), subject to the absence of footnotes and to adjustments consisting of normal quarter-end or year-end accruals, the effect of which, both individually and in the aggregate, is not material).

2.6. Other Financial Information. The Company will further deliver to each Substantial Stockholder as soon as practical after preparation thereof but in no event (in the case of clause (a) below) later than 10 days prior to the beginning of the fiscal period to which such financial forecast relates, complete and correct copies of (a) all quarterly (if any) or annual budgetary analyses or forecasts of the Company not referred to in Section 2.1 hereof, in the form customarily prepared by management for its own internal use or the use of the Board of Directors, (b) all registration statements proposed to be filed by the Company under the

Securities Act, and (c) all other financial and other reports prepared for the use of the Board of Directors and/or any bank lender to the Company (and not otherwise required to be delivered hereunder).

2.7. Other Information; Inspection and Audit Rights.

(a) From time to time upon the request of a Substantial Stockholder, the Company will (i) furnish to such holder such information regarding the business, affairs, finances and prospects of the Company as is prepared by the Company in the ordinary course of business or as can be readily prepared from materials prepared by the Company in the ordinary course of business, and will make available to such holder, such officers, directors, key employees and accountants of the Company as such holder may reasonably request, and (ii) permit each Substantial Stockholder to visit and inspect the Company’s properties upon reasonable advance notice and during normal business hours.

(b) Each Substantial Stockholder will have the right during normal business hours to examine the books and records of the Company, to make copies, notes and abstracts therefrom, to discuss the Company’s affairs with the officers, directors, key employees and accountants of the Company, and to make or cause to be made an independent examination and/or audit (at such holder’s expense) of the books and records of the Company.

2.8. Rights to Attend Meetings, Etc. The Company will call and hold a meeting of its Board of Directors at least once each fiscal quarter, and will reimburse the reasonable travel expenses of each director incurred in connection with such director’s attendance at each meeting of the Company’s Board of Directors and/or any committee thereof. Each Series A-2 Substantial Stockholder, each Series B Substantial Stockholder, Investor Growth Capital, QPIV, New Leaf, Pfizer, Polaris, GE Ventures and CHV (without duplication) also shall have the right to appoint one participating, but non-voting, observer (each, an “Observer”) (so long as no director designated by such Series A-2 Substantial Stockholder or such Series B Substantial Stockholder, as the case may be, pursuant to Section 1.2 of the Stockholders’ Agreement is currently serving on the Board of Directors; provided, that each of Investor Growth Capital’s, QPIV’s, New Leaf’s, Pfizer’s, Polaris’, GE Ventures’ and CHV’s right to appoint an Observer shall exist without regard to the current composition of the Board of Directors). Any Observer appointed pursuant to this Section 2.8 shall be entitled to receive notice of all Board meetings in the same manner that such notice is delivered to the Company’s directors, shall be entitled to receive all materials delivered to the Company’s directors in connection with Board meetings (subject to the execution of confidentiality agreements as the Company may reasonably request), and shall be entitled to participate (in a non-voting capacity) in all Board meetings; provided however, that only the Observers appointed by CHV, GE Ventures, Onset IV, L.P. and QPIV may attend Board meetings in person; provided further, that if the director designee of the Stockholder who designates such Observer is unable to attend a board meeting in person, then the Observer may attend such meeting in person irrespective of the foregoing. Notwithstanding the foregoing, the Company may withhold any information and exclude any such Observer from any meeting or materials of its Board of Directors for that period of time that the Company believes in good faith that access to any information or attendance at any meeting or materials (i) would result in a clear conflict of interest (in which case such Observer may be excluded only from that portion of a meeting or materials in which such conflict of interest exists), (ii) where sharing certain information considered in the meeting or materials would result in a breach by the Company of a duty of confidentiality to a third party (in which case such Observer may be excluded only from that portion of a meeting or materials during which such information is considered), and (iii) would adversely affect the attorney-client privilege between the Company and its counsel with respect to such information.

2.9. Notices of Litigation, Etc. The Company will promptly give to each Substantial Stockholder notice of any litigation or any administrative proceeding to which the Company may hereafter become a named party, excepting only those in which the only relief sought is money damages in an amount not exceeding $100,000 in any one instance, or $250,000 in the aggregate with respect to all such litigations or proceedings. Upon the request of a Substantial Stockholder, the Company will promptly furnish to such Substantial Stockholder copies of all correspondence, notices, pleadings, reports and other documents in connection with any litigation or proceeding in which it is currently involved or of which it is required to give notice hereunder or that may be received from any governmental agency or other person asserting a claim or potential claim against the Company, except with respect to such correspondence, notices, pleadings, reports and other documents that the Company reasonably believes are subject to attorney-client privilege, work-product doctrine, or such other evidentiary privilege or similar doctrine. Promptly after the receipt thereof, the Company will provide to each Substantial Stockholder copies of any reports (including management letters and reports and letters with respect to the adequacy of the Company’s internal accounting controls) submitted by independent accountants with respect to the Company.

2.10. Records and Accounts. The Company will keep true and accurate records and books of account in which full, true and correct entries will be made so as to permit the preparation of financial statements in accordance with GAAP and maintain adequate accounts and reserves in accordance with good accounting practice for all taxes (including income taxes), all depreciation, depletion, obsolescence and amortization of its properties, all contingencies and all other reserves.

2.11. Corporate Existence; Maintenance of Properties. The Company will preserve and keep in full force and effect its corporate existence, rights and franchises. The Company will not engage in any business other than as presently conducted by it, businesses reasonably ancillary thereto and other businesses approved by the Board of Directors, which approval must be by Super Board Approval. The Company will maintain all of its properties used or useful in the conduct of its business in good condition, repair and working order and cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 2.11 will prevent the Company from discontinuing the operation and maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and does not in the aggregate materially and adversely affect the business of the Company.

2.12. Insurance. The Company will use commercially reasonable efforts in good faith to obtain by no later than July 15, 2017 and thereafter maintain in place key-man life insurance with respect to the life of the Chief Executive Officer of the Company, with such policy having a death benefit of at least $1,000,000, payable to the Company; provided, however, that such insurance may not be canceled without at least 30 days’ prior written notice to the Substantial Stockholders delivered by the Company in accordance with Section 5.2 of this Agreement. The Company will maintain this key-man life insurance with respect to the Chief Executive Officer for so long as such person continues to be employed by the Company; and the Company will maintain with financially sound and reputable insurance companies, funds or underwriters insurance of the kinds, covering the risks (including directors’ and officers’ liability) and in the relative proportionate amounts usually carried by reasonable and prudent companies conducting businesses similar to that of the Company. The Company shall use its commercially reasonable efforts to maintain in full force and effect director and officer liability insurance with a coverage amount typical for similarly situated companies, which insurance shall not be cancelable by the Company without prior approval by the Board of Directors.

2.13. Taxes. The Company will pay and discharge, or cause to be paid and discharged, before they become delinquent, all taxes, assessments and other governmental charges imposed upon the Company or any of the properties, sales or activities of the Company, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials or supplies, which, if unpaid might by law give rise to a Lien upon any of its properties; provided, however, that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof is currently being contested in good faith by appropriate proceedings and if the Company has set aside on its books adequate reserves with respect thereto.

2.14. Compliance with Laws, Contracts, Licenses, and Permits. The Company will comply in all material respects with (a) its charter documents and by-laws, (b) all judgments, decrees, orders, statutes, rules and regulations binding on or applicable to the Company or its business or properties, and (c) any agreement or instrument to which it is a party or by which it or any of its properties are subject (including the Other Agreements). If at any time any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government becomes necessary or required in order that the Company may fulfill any of its obligations hereunder, the Company will promptly take or cause to be taken all necessary steps within its power to obtain such authorization, consent, approval, permit or license and will promptly furnish evidence thereof.

2.15. Transactions with Affiliates. The Company will not engage in any transaction with any Affiliate on terms more favorable to the Affiliate than would have been obtainable by an unaffiliated person on an arms’-length basis in the ordinary course of business. Without limiting the foregoing sentence, the Company will not, without the affirmative vote or consent of the Super Board Approval, amend, waive any valuable right under, enter into any agreement in conflict with, or terminate any agreement with any officer or key employee of the Company, including any agreement relating to confidentiality, ownership or assignment of any intellectual property to the Company or non-competition with the Company.

2.16. Key Personnel.

(a) The Company will not engage any employee unless such person first executes and delivers to the Company an agreement, in substantially the form attached hereto as Exhibit A, with respect to: (i) the confidentiality of the Company’s proprietary and/or confidential information; (ii) the assignment to the Company of any and all rights they might have or acquire with respect to technology, inventions, developments, etc., developed in connection with their employment relationship with the Company and (iii) a covenant not to compete with the Company (unless the Board of Directors, by Super Board Approval, determines that such person is not a key employee).

(b) The Company will not engage any consultant (other than academic institutions or individuals governed by the rules, regulations and/or policies of an academic institution) or advisor (including any member of an advisory board of the Company established by the Board of Directors) with access to confidential information or trade secrets, unless such person first executes and delivers to the Company an agreement containing provisions substantially similar in content to the provisions contained in Exhibit A relating to: (i) confidentiality of the Company’s proprietary and/or confidential information; and (ii) the assignment to the Company of any and all rights such person might have or acquire with respect to technology, inventions, developments, etc., developed in connection with their consulting relationship with the Company.

(c) The Company will not engage any academic institution or individuals governed by the rules, regulations and/or policies of an academic institution unless (i) such person first executes and delivers to the Company an agreement containing provisions substantially similar in content to the provisions contained in Exhibit A relating to confidentiality of the Company’s proprietary and/or confidential information and (ii) the Company uses commercially reasonable efforts in good faith to obtain from such person an agreement containing provisions substantially similar in content to the provisions contained in Exhibit A relating to the assignment to the Company of any and all rights such person might have or acquire with respect to technology, inventions, developments, etc., developed in connection with their consulting relationship with the Company; provided, that if the resulting assignment agreement, if any, is not so substantially similar or no such assignment is forthcoming, then the Company will not engage such person unless such person first executes and delivers to the Company an agreement containing provisions relating to the Company’s right or option to license from such person rights such person might have or might acquire with respect to such technology, inventions, developments, etc.

(d) The compensation of all officers, senior management and key employees of the Company will be as determined from time to time by the Compensation Committee of the Board of Directors.

2.17. Changes to the Management Team. The Company will not appoint, terminate or remove the Chief Executive Officer or other Key Officers without the affirmative vote or consent of the Super Board Approval.

2.18. Indebtedness. The Company will not incur any indebtedness in excess of $500,000 individually or $1,000,000 in the aggregate in any twelve (12) month period, without the affirmative vote or consent of the Super Board Approval.

2.19. Agreements Relating to Intellectual Property. The Company will not enter into any material agreement with respect to any material Intellectual Property of the Company (including both licenses of such Intellectual Property to the Company and by the Company to third parties) without the affirmative vote or consent of the Super Board Approval.

2.20. Termination of Rights. The covenants set forth in this Section 2 will terminate (i) upon the closing of a Qualified Public Offering, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon any Acquisition; provided, however, that with regard to (iii), the covenants set forth in Sections 2.3, 2.4 and 2.7 shall not terminate unless the stockholders of the Company receive cash and/or unrestricted securities that are actively traded on a national securities exchange and are of an entity subject to and in compliance with the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, whichever event occurs first.

2.21. Remedies. In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such covenants or agreements may proceed to protect and enforce its or their rights, either by suit in equity and/or action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

2.22. Right of First Refusal Upon Issuances of Common Stock. The Company shall not issue shares of Common Stock constituting greater than 1% of the issued and outstanding Common Stock (for purposes of this calculation only, after giving effect to the conversion and/or exercise of all then outstanding Derivative Securities) to any person unless, as a condition to such issuance, such person (i) provides the Company with a right-of-first-refusal on such shares substantially equivalent to that provided by Section 3.2(a) of the Stockholders’ Agreement, and (ii) agrees to restrictions on the sale of such shares of Common Stock no less restrictive in any manner than those provided by Section 3.3 hereof.

2.23. Qualified Small Business Stock. The Company shall use commercially reasonable efforts to cause the shares of Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series D Preferred Stock issued pursuant to the Series G Purchase

Agreement, Series F Purchase Agreement, Series E Purchase Agreement and Series D Purchase Agreement, respectively, to constitute “qualified small business stock” as defined in Section 1202(c) of the Code; provided, however, that such requirement shall not be applicable if the Board of Directors determines, in its good-faith business judgment, that such qualification is inconsistent with the best interests of the Company. The Company shall prepare and submit to the Internal Revenue Service any reports that may be required under Section 1202(d)(1)(C) of the Code and the regulations promulgated thereunder. In addition, if the Company proposes to enter into a transaction which would (solely as a result of such transaction and not as a result of an action or fact specific to any Substantial Stockholder) result in the loss of benefits under Section 1202 of the Code to such Substantial Stockholders, the Company will promptly notify the Substantial Stockholders prior to the implementation of such proposed transaction.

2.24. FCPA Compliance. The Company shall not, and shall not permit any of its subsidiaries or affiliates or any of its or their respective directors, officers, managers, employees, independent contractors, representatives or agents to, promise, authorize or make any payment to, or otherwise contribute any item of value to, directly or indirectly, any non-U.S. government official, in each case, in violation of the U.S. Foreign Corrupt Practices Act (“FCPA”) or any other applicable anti-bribery or anti-corruption law. The Company shall, and shall cause each of its subsidiaries and affiliates to, cease all of its or their respective activities, as well as remediate any actions taken by the Company, its subsidiaries or Affiliates or any of its or their respective directors, officers, managers, employees, independent contractors, representatives or agents in violation of the FCPA or any other applicable anti-bribery or anti-corruption law. The Company shall, and shall cause each of its subsidiaries and affiliates to, maintain systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with the FCPA or any other applicable anti-bribery or anti-corruption law.

3. REGISTRATION RIGHTS.

3.1. Demand Registrations.

(a) Request for Demand Registration.

(i) Commencing upon 180 days after the closing of the Initial Public Offering, subject to the limitations set forth in the following paragraphs of this Section 3.1, the Holders of 20% of the then-outstanding Registrable Securities may at any time give to the Company a written request for the registration (a “Demand Registration”) by the Company under the Securities Act of all or any part of the Registrable Securities held by such Holders. Within ten business days after the receipt by the Company of any such written request, the Company will give written notice of such request to all Holders.

(ii) Subject to the limitations set forth in the following paragraphs of this Section 3.1, after the receipt of a written request for a Demand Registration, (A) the Company will be obligated to include in such Demand Registration all Registrable Securities with respect to which the Company receives from Holders the written requests of such Holders for inclusion in such Demand Registration within 20 days after the date on which the Company gives to all Holders a written notice of registration request pursuant to Section 3.1(a)(i) of this Agreement, and (B) the Company will use its best efforts in good faith to effect promptly the registration of all such Registrable Securities. All written requests made by Holders pursuant to this Section 3.1(a)(ii) will specify the number of Registrable Securities to be registered and will also specify the intended method of disposition thereof. Such method of disposition will, in any case, be an underwritten offering unless the Holders of at least 40% of the Registrable Securities to be included in such Demand Registration otherwise request.

(iii) The registration statement filed pursuant to a Demand Registration pursuant to this Section 3.1(a) may, subject to the limitations set forth in Section 3.1(c) hereof, include other securities of the Company which are held by persons other than the Holders who, by virtue of agreements with the Company, are entitled to include their securities in any such registration.

(b) Limitations on Demand Registrations.

(i) The Company will not be obligated to effect more than two Demand Registrations pursuant to Section 3.1(a) of this Agreement.

(ii) Any registration initiated by Holders as a Demand Registration pursuant to Section 3.1(a) hereof will not count as a Demand Registration for purposes of Section 3.1(b)(i) of this Agreement if (A) any shares are included in such registration for the account of the Company and/or stockholders other than Holders, or (B) such registration does not become effective or at least 50% of all Registrable Securities held by Holders and requested by them to be included in such registration are not actually sold pursuant to such registration.

(iii) The Company will not be obligated to effect the Demand Registration of any Registrable Securities pursuant to Section 3.1(a) hereof during the period commencing on the date falling 90 days prior to the Company’s estimated date of filing of, and ending on the date 180 days following the effective date of, any registration statement pertaining to any registration initiated by the Company, for the account of the Company and/or stockholders other than Holders (other than with respect to securities registered solely in connection with acquisitions, employee benefit plans and the like), if the written request of Holders for such Demand Registration pursuant to Section 3.1(a) hereof is received by the Company after the Company has given to all Holders a written notice stating that the Company is commencing an underwritten registration initiated by the Company and provides reasonable evidence that it commenced activities directly related to such filing before receiving the written request of the Holders; provided, however, that the Company will use its best efforts in good faith to cause any such registration statement to be filed and to become effective as expeditiously as is reasonably possible.

(iv) The Company will not be obligated to effect any Demand Registration of Registrable Securities for any 90-day period following receipt of any written request for registration if, in the good faith judgment of the Board of Directors, the filing of any registration statement during such 90-day period would adversely affect a material proposed or pending acquisition, merger or similar corporate event to which the Company is or expects to be party. The Company may rely on this Section 3.1(b)(iv) only one time during any 12-month period whether in connection with a registration pursuant to Section 3.1(a) or Section 3.9(a).

(c) Priority in Demand Registrations. If the managing underwriters in any Demand Registration advise the Company that the number of securities proposed to be included in such registration exceeds the Underwriters’ Maximum Number therefor, then: (i) the Company will be obligated to include in such registration that number of Registrable Securities requested by Holders to be included in such registration as does not exceed the Underwriters’ Maximum Number, and such number of Registrable Securities will be allocated pro rata among such Holders on the basis of the number of Registrable Securities held by each such Holder; (ii) if the Underwriters’ Maximum Number exceeds the number of Registrable Securities requested by Holders to be included in such registration, then the Company will be entitled to include in such registration that number of securities as has been requested by the Company to be included in such registration for the account of the Company and that is not greater than such excess; and (iii) if the Underwriters’ Maximum Number exceeds the sum of the number of Registrable Securities that the Company is obligated under clause (i) above to include in such Demand Registration plus the number of securities that the Company proposes to offer and sell for its own account in such registration, then the Company may include in such registration that number of other securities as security holders other than Holders may have requested be included in such registration and that is not greater than such excess, and such number of securities will be allocated pro rata among such security holders on the basis of the number of such securities requested to be included in such registration by each such security holder. Neither the Company nor any of its other security holders will be entitled to include any securities in any underwritten Demand Registration unless the Company or such security holders (as the case may be) agree in writing to sell such securities on the same terms and conditions as apply to the Registrable Securities held by Holders to be included in such Demand Registration.

(d) Selection of Underwriters. If any Demand Registration is an underwritten offering, the investment bankers and managing underwriters in such registration will be selected by the Company with the approval of a majority in interest of the initiating Holders, such approval not to be unreasonably withheld or delayed.

3.2. Piggyback Registrations.

(a) Rights to Piggyback.

(i) If (and on each occasion that) the Company proposes to register any of its securities under the Securities Act, either for the Company’s own account or for the account of any of its security holders (other than for Holders pursuant to Section 3.1 hereof) (each such registration not withdrawn or abandoned prior to the effective date thereof, a “Piggyback Registration”), the Company will give written notice to each of the Holders of such proposal not later than the earlier to occur of (A) the tenth day following the receipt by the Company of notice of exercise of any registration rights by any persons, and (B) 30 days prior to the anticipated filing date of such Piggyback Registration. Notwithstanding the foregoing, the Company will not be obligated to give notice to Holders as to, or to include any Registrable Securities in, any registration (y) on Form S-8 or similar limited-purpose form of registration statement effected solely to implement an employee benefit plan, or (z) any registration on Form S-4 or similar limited-purpose form of registration statement effected solely to implement an acquisition or business combination transaction.

(ii) Subject to the provisions contained in paragraphs (b) and (c) of this Section 3.2 and in the last sentence of this clause (ii): (A) the Company will be obligated to include in each Piggyback Registration all Registrable Securities with respect to which the Company receives, within 20 business days after the date on which the Company has given written notice of such Piggyback Registration to Holders pursuant to Section 3.2(a)(i) hereof, the written requests of such Holders for inclusion in such Piggyback Registration, and (B) the Company will use its best efforts in good faith to effect promptly the registration of all such Registrable Securities. Holders will be permitted to withdraw all or any part of their Registrable Securities from any Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

(b) Priority in Piggyback Registrations. If a Piggyback Registration is an underwritten registration, and the managing underwriters thereof give written advice to the Company of an Underwriters’ Maximum Number, then: (i) the Company will be obligated to include in such registration that number of Registrable Securities that have been requested by Holders to be so included and which is not less than 25% of the Underwriters’ Maximum Number, and such number of Registrable Securities will be allocated pro rata among such Holders on the basis of the number of Registrable Securities held by each such Holder; (ii) the Company will be entitled to include in such registration that number of securities that the Company proposes to offer and sell for its own account in such registration and which does not exceed the difference between the Underwriters’ Maximum Number and the number of Registrable Securities that the Company is required under clause (i) above to include in such registration; and (iii) if the Holders have been permitted to include in such registration all Registrable Securities that they have requested so to include and the Underwriters’ Maximum Number exceeds the sum of the number of Registrable Securities that the Company has been requested to include in such registration for the account of Holders and the number of securities that the Company proposes to offer and sell for its own account in such registration, then the Company may include in such registration that number of other securities that persons other than Holders have requested be included in such registration and which is not greater than such excess.

(c) Selection of Underwriters. In any Piggyback Registration, the Company will have the right to select the investment bankers and managing underwriters in such registration.

3.3. Lockup Agreements.

(a) Restrictions on Public Sale by Stockholders. Subject to the Company’s compliance with the terms of Section 3.2, each of the Stockholders, if the Company or the managing underwriters so request of the Stockholders in connection with the Company’s first underwritten registration, will not, without the prior written consent of the Company or such underwriters, effect any public sale or other distribution of any equity securities of the Company, including any sale pursuant to Rule 144, under the Securities Act, during a period of up to 180 days plus such additional period (up to an additional fifteen (15) days) as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the Financial Industry Regulatory Authority and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules); provided, that each officer and director of the Company and each other person who is also an Affiliate of the Company enter into similar agreements, and provided, further, that to the extent that any such officer, director or other Affiliate of the Company is released (in whole or in part) from such lock-up agreement prior to its scheduled termination date, each Stockholder executing such a lock-up agreement will have a proportionate percentage of its securities released from such lock-up agreement.

(b) Restrictions on Public Sale by Company. The Company will not effect any public sale or other public distribution of equity securities or securities exercisable or exchangeable for, or convertible into, equity securities, during the seven days prior to, and during (i) in the case of the Company’s first registration to become effective, the 180-day period, or (ii) in the case of any subsequent registration, the 90-day period, following the effective date of such underwritten registration, except in connection with such underwritten registration.

3.4. Registration Procedures. If (and on each occasion that) the Company becomes obligated to effect any registration of any Registrable Securities hereunder, the Company will use its best efforts in good faith to effect promptly the registration of such Registrable Securities under the Securities Act and to permit the public offering and sale of such Registrable Securities in accordance with the Holders’ intended methods of disposition thereof, and, in connection therewith, the Company, as expeditiously as is reasonably possible, will:

(a) prepare and file with the Commission a registration statement with respect to such Registrable Securities, and use its best efforts in good faith to cause such registration statement to become effective and remain effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of the Company or an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration;

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included in such registration statement as may be necessary or advisable to comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement or as may be necessary to keep such registration statement effective and current;

(c) furnish to each seller of Registrable Securities such reasonable number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as any such seller may reasonably request in order to facilitate the disposition of the Registrable Securities held by such seller;

(d) enter into such customary agreements and take all such other action in connection therewith as any Holder may reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(e) use its best efforts in good faith (i) to list the Registrable Securities to be registered in such registration on each securities exchange or quotation system on which similar securities of the Company are then listed (or if not so listed, then on each securities exchange or quotation system on which securities of companies similar to the Company are then listed), and (ii) to register or qualify the Registrable Securities covered by such registration statement under such securities or blue sky laws of such jurisdictions as any Holder may reasonably request and do any and all such other acts and things as may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities held by such seller; provided, however, that the Company will not be required in connection with such blue sky registration or qualification to qualify to do business or file a general consent to service of process in any such jurisdiction;

(f) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(g) in the event of any underwritten public offering, furnish and address to the underwriters (and provide to the Holders a copy thereof) a signed (i) opinion of counsel for the Company, dated the effective date of the registration statement, and (ii) “comfort” letter signed by the independent public accountants who have certified the Company’s financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the comfort letter, with respect to events subsequent to the date of the financial statements), as are customarily covered (at the time of such registration) in opinions of issuer’s counsel and in comfort letters delivered to the underwriters in underwritten public offerings of securities;

(h) promptly notify the Holders of the effectiveness of such registration statement and any stop order, and furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(i) following the effective date of such registration statement, notify the Holders of any request by the Commission that the Company amend or supplement such registration statement, or the associated prospectus;

(j) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(k) cause all such Registrable Securities registered pursuant to this Section 3 to be listed on a national exchange or trading system and on each securities exchange and trading system on which similar securities issued by the Company are then listed;

(l) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

(m) make generally available to its security holders, and deliver to each Holder participating in the registration statement, an earnings statement of the Company that will satisfy the provisions of Section 11(a) of the Securities Act covering a period of 12 months beginning after the effective date of such registration statement, as soon as reasonably practicable after the termination of such 12-month period.

3.5. Cooperation by Prospective Sellers, Etc.

(a) Each prospective seller of Registrable Securities will furnish to the Company, in writing, such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such prospective seller’s Registrable Securities as the Company may reasonably require from such seller, and otherwise reasonably cooperate with the Company in connection with any registration statement with respect to such Registrable Securities.

(b) The failure of any prospective seller of Registrable Securities to furnish any information or documents in accordance with any provision contained in this Section 3 will not affect the obligations of the Company under this Section 3 to any remaining sellers who furnish such information and documents unless, in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the registration statement or the underlying offering.

(c) In the event that, in the judgment of the Company, it is advisable to suspend use of a prospectus included in a registration statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall deliver to each selling Holder a certificate signed by the Company’s President or Chief Executive Officer stating that the Board of Directors of the Company has made such determination in good faith, and, upon receipt of such notice, each such selling Holder shall immediately discontinue any sales of Registrable Securities pursuant to such registration statement until such selling Holder has received copies of a supplemented or amended prospectus or until such selling Holder is advised in writing by the Company that the then current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. During any such suspension period, none of the Company’s executive officers or directors shall offer or sell any Registrable Securities pursuant to or in reliance upon the registration statement (or the prospectus relating thereto). Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this paragraph (c) to suspend sales of Registrable Securities for a period in excess of 60 days in any 365-day period and the obligations of the Company with respect to maintaining any registration statement current and effective will be extended by a period of days equal to the aggregate period any such discontinuance or suspension hereunder is in effect.

(d) At the end of any period during which the Company is obligated to keep any registration statement current and effective as provided by Section 3.4 hereof (and any extensions thereof required by the preceding paragraph (c) of this Section 3.5), the Holders included in such registration statement will discontinue sales of shares pursuant to such registration statement upon notice from the Company to such Holders of its intention to remove from registration the shares covered by such registration statement which remain unsold, and such Holders will notify the Company of the number of shares registered that remain unsold promptly after receipt of such notice from the Company.

3.6. Registration Expenses.

(a) The Company will be responsible for and will pay all costs and expenses incurred or sustained in connection with or arising out of each registration pursuant to this Section 3, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with the blue sky qualification of Registrable Securities), printing expenses, messenger, telephone, and delivery expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one counsel representing the Holders, fees and disbursements of all independent certified public accountants (including the expenses relating to the preparation and delivery of any special audit or comfort letters required by or incident to such registration), and fees and disbursements of underwriters (excluding discounts and commissions), the reasonable fees and expenses of any special experts retained by the Company on its own initiative or at the request of the managing underwriters in connection with such registration, and fees and expenses of all (if any) other persons retained by the Company (all such costs and expenses, collectively, “Registration Expenses”). The Company will also pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange or quotation system on which similar securities of the Company are then listed (or if not so listed, then on each securities exchange or quotation system on which securities of companies similar to the Company are then listed).

(b) The Company will not bear the cost of nor pay for any stock transfer taxes imposed in respect of the transfer of any Registrable Securities to any purchaser thereof by any Holder of Registrable Securities in connection with any registration of Registrable Securities pursuant to this Section 3.

(c) To the extent that Registration Expenses incident to any registration are, under the terms of this Section 3, not required to be paid by the Company, each Holder of Registrable Securities included in such registration will pay all Registration Expenses that are clearly solely attributable to the registration of such Holder’s Registrable Securities so included in such registration, and all other Registration Expenses not so attributable to one Holder will be borne and paid by all sellers of securities included in such registration pro rata in proportion to the number of securities so included by each such seller.

3.7. Indemnification.

(a) Indemnification by Company. The Company will indemnify each Holder joining in a registration and each underwriter of the securities so registered, the officers, directors and partners and stockholders of each such person and each person who controls (within the meaning of the Securities Act) any of the foregoing, and their respective successors and assigns, against any and all Damages arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement (or any amendment or supplement thereto), notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company (or any of its agents or Affiliates) of any rule or regulation promulgated under the Securities Act, the Exchange Act, any state securities law applicable to the Company and relating to any action or inaction required of the Company in connection with any such prospectus, registration statement, qualification or compliance; provided, however, that the Company will not be liable in any such case to the extent that any such Damages arise out of or are based on any untrue statement or omission based upon written information furnished to the Company in an instrument duly executed by such Holder, underwriter, officer, director, partner or controlling person and stated to be specifically for use in such prospectus, registration statement, offering circular or other document.

(b) Indemnification by Each Holder. Each Holder including Registrable Securities in a registration will indemnify each underwriter of the securities so registered, the Company and its officers and directors and each person, if any, who controls (within the meaning of the Securities Act) any of the foregoing, and their respective successors and assigns, against any and all Damages arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement (or any amendment or supplement thereto), notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statement therein not misleading, but only if and to the extent that such statement or omission was made in reliance upon written information furnished to such underwriter or the Company in an instrument duly executed by such Holder and stated to be specifically for use in such prospectus, offering circular or other document (or related registration statement, notification or the like) or any amendment or supplement thereto; provided, however, that the indemnity agreement contained in this Section 3.7(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld, delayed or conditioned; and provided, further, that each Holder’s liability with respect to any particular registration will be limited to an aggregate amount equal to the net proceeds received by such Holder from the Registrable Securities sold by such Holder in such registration.

(c) Indemnification Proceedings. Each party entitled to indemnification pursuant to this Section 3.7 (the “indemnified party”) will give notice to the party required to provide indemnification pursuant to this Section 3.7 (the “indemnifying party”) promptly after such indemnified party acquires actual knowledge of any claim as to which indemnity may be sought, and will permit the indemnifying party (at its expense) to assume the defense of any claim or any litigation resulting therefrom; provided, that counsel for the indemnifying party, who will conduct the defense of such claim or litigation, must be reasonably acceptable to the indemnified party, and the indemnified party may participate in such defense at such indemnified party’s expense; and; provided, further, that the failure by any indemnified party to give notice as provided in this paragraph (c) will not relieve any indemnifying party of its obligations under this Section 3.7 except if and to the extent that such failure results in a failure of actual notice to the indemnifying party and such indemnifying party is actually prejudiced solely as a result of such failure to give notice. Notwithstanding the preceding sentence, an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. No indemnifying party, in the defense of any such claim or litigation, will, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. The reimbursement required by this Section 3.7 will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred, and may be conditioned upon an undertaking by the indemnified party to reimburse the indemnifying party in the event the indemnified party is finally determined by a court of competent jurisdiction not to be entitled to indemnification.

3.8. Contribution in Lieu of Indemnification. If the indemnification provided for in Section 3.7 hereof is unavailable to a party that would have been an indemnified party in respect of any Damages referred to therein, then each party that would have been an indemnifying party thereunder will, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the indemnifying party and such indemnified party, respectively, in connection with the statements or omissions which resulted in such Damages. Relative fault will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission provided, that each Holder’s liability with respect to any particular registration will be limited to an amount equal to the net proceeds received by such Holder from the Registrable Securities sold by such Holder in such registration. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 3.8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 3.8. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

3.9. Rule 144 Requirements; Form S-3 Registrations.

(a) From time to time after the earlier to occur of (a) the ninetieth (90th) day following the date on which there first becomes effective a registration statement filed by the Company under the Securities Act, or (b) the date on which the Company registers a class of securities under Section 12 of the Exchange Act, the Company will make commercially reasonable efforts in good faith to take all steps necessary to ensure that the Company will be eligible to register securities on Form S-3 (or any comparable or successor form adopted by the Commission) as soon thereafter as possible, and to make publicly available and available to the Holders, pursuant to Rule 144 of the Commission under the Securities Act, such current public information as is necessary to enable the Holders of Registrable Securities to make sales of Registrable Securities pursuant to that Rule. The Company will furnish to the Holders, upon request at any time after the undertaking of the Company in the preceding sentence first becomes effective, a written statement signed by the Company, addressed to each Holder, describing briefly the action the Company has taken or proposes to take to comply with the current public information requirements of Rule 144. Upon receipt of a certificate certifying (i) that such Holder has held and fully paid for such Registrable Securities for a period of not less than one year (or such lesser period after which the exemption from registration pursuant to which Rule 144 may be available), and (ii) that such Holder has not been an affiliate (as defined in Rule 144) of the Company during the preceding three months, the Company will, at the request of any Holder of Registrable Securities, remove from the stock certificates representing such

Registrable Securities any restrictive legend (or portion thereof) relating to the registration provisions of the Securities Act. After the Company qualifies for the use of Form S-3, then, subject to the provisions of Sections 3.1(b)(iii) and (iv) of this Agreement, the Holders of the Registrable Securities then outstanding will have the right to require the Company to effect an unlimited number of registrations on Form S-3 (or any equivalent successor form); provided, that the aggregate offering price to the public for each such registration exceeds $2,000,000. The Company shall keep such registration statement on Form S-3 effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that in the event that such registration of Registrable Securities is intended to be offered on a continuous or delayed basis, subject to compliance with applicable Commission rules, such one hundred twenty (120) day period shall be extended for up to 60 days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold.

(b) Suspension Period. Notwithstanding anything in this Agreement to the contrary, if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that the Board of Directors of the Company has made the good faith determination (i) that continued use by the Holders of the registration statement on Form S-3 for purposes of effecting offers or sales of Registrable Securities pursuant thereto would require, under the Securities Act, premature disclosure in the registration statement (or the prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would make the successful consummation by the Company of any such material transaction significantly less likely and (iii) that it is therefore essential to suspend the use by the Holders of such registration statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Securities pursuant thereto, then the right of the Holders to use the registration statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Securities pursuant thereto shall be suspended for a period (the “Suspension Period”) of not more than 90 days after delivery by the Company of the certificate referred to in this paragraph (b). During the Suspension Period, none of the Holders or the Company’s executive officers or directors shall offer or sell any Registrable Securities pursuant to or in reliance upon the registration statement (or the prospectus relating thereto). The Company agrees not to exercise the rights set forth in this paragraph (b) more than twice in any 12-month period. If, in connection therewith, the Company considers it appropriate for such registration statement to be amended, the Company shall so amend such registration statement as promptly as practicable and such Holders shall suspend any further sales of their Registrable Securities until the Company advises them that such registration statement has been amended. The time periods referred to herein during which such registration statement must be kept effective shall be extended for an additional number of days equal to the number of days during which the right to sell securities was suspended pursuant to this paragraph.

3.10. Participation in Underwritten Registrations. No person may participate in any underwritten registration pursuant to this Section 3 unless such person (a) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the persons entitled, under the provisions hereof, to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required by the terms of such underwriting arrangements. Any Holder to be included in any underwritten registration will be entitled at any time to withdraw such Registrable Securities from such registration prior to its effective date in the event that such Holder disapproves of any of the terms of the related underwriting agreement.

3.11. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders holding at least 60% of the Registrable Securities then outstanding (or deemed outstanding), enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include any of such securities in any registration filed under this Section 3, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included, (b) to demand registration of their securities, (c) any registration rights unless such holder is bound by obligations similar to the obligations of the Holders set forth in Sections 3.3, 3.5, 3.6, 3.7, 3.8, 3.9, and 3.10, or (d) otherwise conflict with the registration rights granted to the Holders under this Agreement.

4. DEFINITIONS.

For all purposes of this Agreement the following terms will have the meanings set forth or cross-referenced in this Section 4:

“Acquisition” shall have the meaning ascribed to such term in the Charter.

“Affiliate” means any other person directly or indirectly controlling, controlled by, or under direct or indirect common control with the Company (or other referenced person) and includes (a) any person who is an officer, director, or direct or indirect beneficial holder of at least 5% of the then outstanding capital stock of the Company (or other referenced person), and any of the Family Members of any such beneficial holder, or (b) any person of which the Company (or other referenced person) and/or its Affiliates (as defined in clause (a) above), directly or indirectly, either beneficially own(s) at least 5% of the then outstanding equity securities or constitute(s) at least a 5% equity participant.

“Affiliate Stockholder” of any Right Holder shall mean any general or limited partner or retired partner of any such person that is a partnership, any member or retired member of any such person that is a limited liability company, or any person or entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Right Holder, including any affiliated funds.

“Charter” means the Company’s Eighth Amended and Restated Certificate of Incorporation, as the same may be amended and/or restated and in effect from time to time.

“CHV” means CHV IV, L.P.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Common Stock, $0.01 par value per share, of the Company.

“Convertible Note Purchase Agreement” shall mean each of the Convertible Subordinated Note Purchase Agreement dated as of February 18, 2014 by and among the Company and the investors listed on the schedule thereto, and the Convertible Subordinated Note Purchase Agreement dated as of November 21, 2014, as amended, by and among the Company and the investors listed on the schedule thereto, and “Convertible Note Purchase Agreements” shall mean the foregoing agreements, collectively.

“Damages” (whether or not such term is capitalized) means all damages, losses, claims, demands, actions, causes of action, suits, litigations, arbitrations, liabilities, costs and expenses, including investigatory and court costs and the fees and expenses of counsel and experts.

“Derivative Securities” means (i) all shares of stock and other securities that are convertible into or exchangeable for shares of capital stock of the Company, including shares of Preferred Stock, and (ii) all options, warrants and other rights to acquire shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Family Members” means, as applied to any individual, his or her spouse, his or her and his or her spouse’s lineal ancestors and descendants and their respective spouses, any trust created for the benefit of any such person(s), and each custodian of property of any such person(s), and/or the estate of any such person(s).

“GAAP” means generally accepted accounting principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, (ii) applied on a basis consistent with prior periods, and (iii) such that, insofar as the use of accounting principles is pertinent, a certified public accountant could deliver an unqualified opinion with respect to financial statements in which such principles have been properly applied.

“GE Ventures” means GE Ventures Limited and/or its Affiliates.

“Holders” means the holders of Registrable Securities that are parties to this Agreement, and “Holder” means any one of the Holders. Unless the context otherwise requires, a Holder will be deemed to hold, at any particular time, all shares of Common Stock issued or issuable upon exercise, conversion or exchange of Derivative Securities held by such Holder at such time.

“including” (regardless of whether capitalized) means including without limitation.

“Initial Public Offering” shall mean the closing of the Company’s first underwritten public offering of Common Stock under the Securities Act.

“Intellectual Property” shall mean intellectual property or proprietary rights of any description including (i) rights in any patent, patent application (including any provisionals, continuations, divisions, continuations-in-part, extensions, renewals, reissues, revivals and reexaminations, any national phase PCT applications, any PCT international applications, and all foreign counterparts), copyright, industrial design, URL, domain name, trademark, service mark, logo, trade dress or trade name, (ii) related registrations and applications for registration, (iii) trade secrets, moral rights or publicity rights, (iv) inventions, discoveries, or improvements, modification, know-how, technique, methodology, writing, work of authorship, design or data, whether or not patented, patentable, copyrightable or reduced to practice, including any inventions, discoveries, improvements, modification, know-how, technique, methodology, writing, work of authorship, design or data embodied or disclosed in any: (1) computer source codes (human readable format) and object codes (machine readable format); (2) specifications; (3) manufacturing, assembly, test, installation, service and inspection instructions and procedures; (4) engineering, programming, service and maintenance notes and logs; (5) technical, operating and service and maintenance manuals and data; (6) hardware reference manuals; and (7) user documentation, help files or training materials, and (v) good will related to any of the foregoing.

“Investor Growth Capital” means Investor Growth Capital Limited, Investor Group, L.P. and IGC Fund VI, L.P.

“Key Officers” shall mean the Chief Executive Officer and each Vice President (or higher level) who reports directly to the Chief Executive Officer of the Company.

“Lien” means any lien, claim, mortgage, security interest, charge, encumbrance and restriction on transfer of any kind, except, in the case of references to securities, any of the same arising under (i) applicable securities laws solely by reason of the fact that such securities were issued pursuant to exemptions from registration under such securities laws or (ii) this Agreement or the Other Agreements.

“New Leaf” means New Leaf Ventures II, L.P. and its Affiliates.

“Other Agreements” means the Purchase Agreements and the Stockholders’ Agreement.

“person” (regardless of whether capitalized) means any natural person, entity or association, including any corporation, partnership, limited liability company, government (or agency or subdivision thereof), trust, joint venture or proprietorship.

“Pfizer” means Pfizer Inc. and its Affiliates.

“Polaris” means Polaris Venture Partners V, L.P. and its Affiliates.

“Preferred Stock” means the Series A-1 Preferred Stock, the Series A-2 Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock and the Series G Preferred Stock.

“Proportional Adjustment” means a proportional or other equitable adjustment made upon the occurrence of a stock split, reverse stock split, stock dividend, stock combination, reclassification or other similar change.

“Purchase Agreements” means the Series A-2 Purchase Agreement, the Series B Purchase Agreement, the Series C Purchase Agreement, the Series D Purchase Agreement, the Series E Purchase Agreement, the Convertible Note Purchase Agreements, the Series F Purchase Agreement and the Series G Purchase Agreement.

“QPIV” means QPIV, LLC and its Affiliates.

“Qualified Public Offering” shall have the meaning ascribed to such term in the Charter.

“registration” (regardless of whether capitalized) refers to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such registration statement.

“Registrable Securities” means, at any particular time, (i) all shares of Common Stock issued, or issuable, in respect of the Series A-2 Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock and the Series G Preferred Stock, (ii) any Common Stock, or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Stockholder after the date hereof, and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i) and (ii) above. Securities will cease to be Registrable Securities when they have been sold pursuant to an effective registration statement under the Securities Act, or distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act, or any other exemption from the registration requirements of the Securities Act under which the transferee receives securities that are not “restricted securities” within the meaning of that term as defined in Rule 144(a)(3).

“Required Senior Preferred Holders” shall have the meaning ascribed to such term in the Charter.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute and the rules and regulations of the Commission thereunder, all as the same are in effect at the relevant time of reference.

“Series A-1 Preferred Stock” means the Series A-1 Convertible Preferred Stock, $0.01 par value per share, of the Company, the terms of which are as set forth in the Charter.

“Series A-2 Preferred Stock” means the Series A-2 Convertible Preferred Stock, $0.01 par value per share, of the Company, the terms of which are as set forth in the Charter.

“Series A-2 Substantial Stockholder” means any Series A-2 Stockholder holding of record not less than 1,200,000 shares of Series A-2 Preferred Stock (such number to be subject to Proportional Adjustment), provided, that KBL Healthcare, L.P. shall also be deemed to be a Series A-2 Substantial Stockholder for purposes of all sections of this Agreement other than Section 2.8 for such time as such entity holds of record at least 500,000 shares of Series A-2 Preferred Stock (such number to be subject to Proportional Adjustment). For purposes of this definition: all shares of capital stock held by InterWest Partners VIII, L.P., InterWest Investors VIII, L.P. and InterWest Investors Q VIII, L.P., respectively, and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate; all shares of capital stock held by Investor Growth Capital Limited and Investor Group, L.P., and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate; all shares of capital stock held by ONSET IV, L.P. shall be aggregated with those of its Affiliates and permitted transferees; and all shares of capital stock held by KBL Healthcare, L.P. and KBL Partnership, L.P., and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate.

“Series B Preferred Stock” means the Series B Convertible Preferred Stock, $0.01 par value per share, of the Company, the terms of which are as set forth in the Charter.

“Series B Substantial Stockholder” means any Series B Stockholder holding of record not less than 850,000 shares of Series B Preferred Stock (such number to be subject to Proportional Adjustment). For purposes of this definition: all shares of capital stock held by InterWest Partners VIII, L.P., InterWest Investors VIII, L.P. and InterWest Investors Q VIII, L.P., respectively, and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate; all shares of capital stock held by Investor Growth Capital Limited and Investor Group, L.P., and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate; all shares of capital stock held by ONSET IV, L.P. shall be aggregated with those of its Affiliates and permitted transferees; and all shares of capital stock held by KBL Healthcare, L.P. and KBL Partnership, L.P., and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate;

and all shares of capital stock held by Three Arch Partners IV, L.P., Three Arch Associates IV, L.P., Three Arch Capital, L.P. and TAC Associates, L.P., respectively, and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate.

“Series C Preferred Stock” means the Series C Convertible Preferred Stock, $0.01 par value per share, of the Company, the terms of which are as set forth in the Charter.

“Series C Substantial Stockholder” means any Series C Stockholder holding of record not less than 1,047,904 shares of Series C Preferred Stock (such number to be subject to Proportional Adjustment). For purposes of this definition: all shares of capital stock held by InterWest Partners VIII, L.P., InterWest Investors VIII, L.P. and InterWest Investors Q VIII, L.P., respectively, and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate; all shares of capital stock held by Investor Growth Capital Limited and Investor Group, L.P., and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate; all shares of capital stock held by ONSET IV, L.P. shall be aggregated with those of its Affiliates and permitted transferees; and all shares of capital stock held by KBL Healthcare, L.P. and KBL Partnership, L.P., and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate; all shares of capital stock held by Three Arch Partners IV, L.P., Three Arch Associates IV, L.P., Three Arch Capital, L.P. and TAC Associates, L.P., respectively, and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate; and all shares of capital stock held by QPIV, LLC shall be aggregated with those of its Affiliates and permitted transferees.

“Series D Preferred Stock” means the Series D Convertible Preferred Stock, $0.01 par value per share, of the Company, the terms of which are as set forth in the Charter.

“Series D Substantial Stockholder” means any Series D Stockholder holding of record not less than 2,459,016 shares of Series D Preferred Stock (such number to be subject to Proportional Adjustment). For purposes of this definition: all shares of capital stock held by InterWest Partners VIII, L.P., InterWest Investors VIII, L.P. and InterWest Investors Q VIII, L.P., respectively, and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate; all shares of capital stock held by Investor Growth Capital Limited and Investor Group, L.P., and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate; all shares of capital stock held by ONSET IV, L.P. shall be aggregated with those of its Affiliates and permitted transferees; and all shares of capital stock held by KBL Healthcare Ventures, L.P. and its Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate; all shares of capital stock held by Three Arch Partners IV, L.P., Three Arch Associates IV, L.P., Three Arch Capital, L.P. and TAC Associates, L.P., respectively, and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate; all shares of capital stock held by QPIV, LLC shall be aggregated with those of its Affiliates and permitted transferees; and all shares of capital stock held by New Leaf Ventures II, L.P. shall be aggregated with those of its Affiliates and permitted transferees.

“Series E Preferred Stock” means the Series E Convertible Preferred Stock, $0.01 par value per share, of the Company, the terms of which are as set forth in the Charter.

“Series E Substantial Stockholder” means any Series E Stockholder holding of record not less than 2,000,000 shares of Series E Preferred Stock (such number to be subject to Proportional Adjustment). For purposes of this definition: all shares of capital stock held by Polaris Venture Partners V, L.P., Polaris Venture Partners Entrepreneurs’ Fund V, L.P., Polaris Venture Partners Special Founders’ Fund V, L.P. and Polaris Venture Partners Founders’ Fund V, L.P., respectively, and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate; all shares of capital stock held by InterWest Partners VIII, L.P., InterWest Investors VIII, L.P. and InterWest Investors Q VIII, L.P., respectively, and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate; all shares of capital stock held by Investor Growth Capital Limited and Investor Group, L.P., and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate; all shares of capital stock held by ONSET IV, L.P. shall be aggregated with those of its Affiliates and permitted transferees; all shares of capital stock held by Three Arch Partners IV, L.P., Three Arch Associates IV, L.P., Three Arch Capital, L.P. and TAC Associates, L.P., respectively, and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate; all shares of capital stock held by QPIV, LLC shall be aggregated with those of its Affiliates and permitted transferees; all shares of capital stock held by New Leaf Ventures II, L.P. shall be aggregated with those of its Affiliates and permitted transferees; and all shares of capital stock held by Pfizer Inc. shall be aggregated with those of its Affiliates and permitted transferees.

“Series F Preferred Stock” means the Series F Convertible Preferred Stock, $0.01 par value per share, of the Company, the terms of which are set forth in the Charter.

“Series F Substantial Stockholder” means any Series F Stockholder holding of record not less than 10,000,000 shares of Series F Preferred Stock (such number to be subject to Proportional Adjustment). For purposes of this definition: all shares of capital stock held by Polaris Venture Partners V, L.P., Polaris Venture P Entrepreneurs’ Fund V, L.P., Polaris Venture Partners Special Founders’ Fund V, L.P. and Polaris Venture Partners Founders’ Fund V, L.P., respectively, and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate; all shares of capital stock held by InterWest Partners VIII, L.P., InterWest Investors VIII, L.P. and InterWest Investors Q VIII, L.P., respectively, and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate; all shares of capital stock held by Investor Growth Capital Limited, Investor Group, L.P. and IGC Fund VI, L.P., respectively, and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate; all shares of capital stock held by ONSET IV, L.P. shall be aggregated with those of its Affiliates and permitted transferees; all shares of capital stock held by Three Arch Partners IV, L.P., Three Arch Associates IV, L.P., Three Arch Capital, L.P. and TAC Associates, L.P., respectively, and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate; all shares of capital stock held by QPIV, LLC shall be aggregated with those of its Affiliates and permitted transferees; all shares of capital stock held by New Leaf Ventures II, L.P. shall be aggregated with those of its Affiliates and permitted transferees; all shares of capital stock held by Pfizer Inc. shall be aggregated with those of its Affiliates and permitted transferees; and all shares of capital stock held by GE Ventures Limited shall be aggregated with those of its Affiliates and permitted transferees.

“Series G Preferred Stock” means the Series G Convertible Preferred Stock, $0.01 par value per share, of the Company, the terms of which are set forth in the Charter.

“Series G Substantial Stockholder” means any Series G Stockholder holding of record not less than 2,029,164 shares of Series G Preferred Stock (such number to be subject to Proportional Adjustment). For purposes of this definition: all shares of capital stock held by Polaris Venture Partners V, L.P., Polaris Venture P Entrepreneurs’ Fund V, L.P., Polaris Venture Partners Special Founders’ Fund V, L.P. and Polaris Venture Partners Founders’ Fund V, L.P., respectively, and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate; all shares of capital stock held by InterWest Partners VIII, L.P., InterWest Investors VIII, L.P. and InterWest Investors Q VIII, L.P., respectively, and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate; all shares of capital stock held by IGC Fund VI, L.P. and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate; all shares of capital stock held by ONSET IV, L.P. shall be aggregated with those of its Affiliates and permitted transferees; all shares of capital stock held by Three Arch Partners IV, L.P., Three Arch Associates IV, L.P., Three Arch Capital, L.P. and TAC Associates, L.P., respectively, and their Affiliates and permitted transferees, shall be aggregated with those shares of capital stock held by each other such entity, as appropriate; all shares of capital stock held by QPIV, LLC shall be aggregated with those of its Affiliates and permitted transferees; all shares of capital stock held by New Leaf Ventures II, L.P. shall be aggregated with those of its Affiliates and permitted transferees; all shares of capital stock held by Pfizer Inc. shall be aggregated with those of its Affiliates and permitted transferees; all shares of capital stock held by GE Ventures Limited shall be aggregated with those of its Affiliates and permitted transferees; and all shares of capital stock held by CHV shall be aggregated with those of its Affiliates and permitted transferees.

“Stockholders’ Agreement” means the Sixth Amended and Restated Stockholders’ Agreement, dated as of the date hereof, among the Company and certain of its stockholders, as amended from time to time.

“Subsidiary(ies)” means, with respect to any person, any corporation a majority (by number of votes) of the outstanding shares of any class or classes of which are at the relevant time of reference owned directly or indirectly by such person or by a Subsidiary of such person, if the holders of the shares of such class or classes (a) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or persons performing similar functions) of the issuer thereof, even though the right so to vote has been suspended by the happening of such a contingency, or (b) are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the issuer thereof, whether or not the right so to vote exists by reason of the happening of a contingency.

“Substantial Stockholder” means any Series A-2 Substantial Stockholder, any Series B Substantial Stockholder, any Series C Substantial Stockholder, any Series D Substantial Stockholder, any Series E Substantial Stockholder, any Series F Substantial Stockholder and any Series G Substantial Stockholder.

“Super Board Approval” shall have the meaning ascribed to such term in the Charter.

“Three Arch Partners” means Three Arch Partners IV, L.P., Three Arch Associates IV, L.P., Three Arch Capital, L.P., TAC Associates, L.P. and their Affiliates.

“Underwriters’ Maximum Number” means, with respect to an underwritten registration, that number of securities to which such registration should be limited, in the reasonable opinion of the managing underwriters of such registration, in the light of marketing factors.

5. MISCELLANEOUS PROVISIONS.

5.1. Amendments, Consents, Waivers, Etc.

(a) This Agreement or any provision hereof may be amended or terminated by the agreement of the Company and Stockholders holding at least 60% of the outstanding Registrable Securities held by all Stockholders (assuming the conversion of all outstanding Preferred Stock into shares of Common Stock), and, except as otherwise provided by this Agreement, the observance of any provision of this Agreement that is for the benefit of any party other than the Company may be waived (either generally or in a particular instance, and either retroactively or prospectively), and any consent, approval or other action to be given or taken by the Stockholders pursuant to this Agreement may be given or taken by the written consent of Stockholders holding at least 60% of the outstanding Registrable Securities held by all Stockholders (assuming the conversion of all outstanding Preferred Stock into shares of Common Stock). Notwithstanding any provision contained herein to the contrary, (i) no such amendment, termination or waiver shall adversely affect any Stockholder, Series A-2 Stockholder, Series B Stockholder, Series C Stockholder, Series D Stockholder, Series E Stockholder, Series F Stockholder or Series G Stockholder in a manner different from or disproportionate to any adverse effect such amendment, termination or waiver would have on any other Stockholder, Series A-2 Stockholder, Series B Stockholder, Series C Stockholder,

Series D Stockholder, Series E Stockholder, Series F Stockholder or Series G Stockholder, respectively, without such party’s consent, (ii) any person may in writing waive, as to and for itself, the benefits of any provision of this Agreement without the consent of any other party, (iii) the right of any Stockholder to appoint an Observer pursuant to Section 2.8 may not be amended, modified or waived without the consent of that Stockholder, (iv) the definition of “Series F Substantial Stockholder” cannot be amended, modified or waived without the consent of GE Ventures and (v) the definition of “Series G Substantial Stockholder” cannot be amended, modified or waived without the consent of CHV.

(b) No course of dealing between the Company and any of the Stockholders will operate as a waiver of any of the Company’s or any Stockholder’s rights under this Agreement. No waiver of any breach or default hereunder will be valid unless in a writing signed by the waiving party. No failure or other delay by any person in exercising any right, power or privilege hereunder will be or operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(c) The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Section 5.1 shall be binding on all parties hereto, regardless of whether any such party has consented thereto.

(d) Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of the Company’s Series G Preferred Stock after the date hereof pursuant to the Series G Purchase Agreement or the exercise of any Derivative Security, any purchaser of such shares of Series G Preferred Stock shall become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed a “Series G Stockholder” and a “Stockholder” for all purposes hereunder. No action or consent by the Stockholders shall be required to add such Additional Stockholder to the Schedule of Series G Stockholders hereto or for such joinder to this Agreement by such Additional Stockholder, so long as such Additional Stockholder has agreed in writing to be bound by all of the obligations as a “Series G Stockholder” and “Stockholder” hereunder.

5.2. Notices. All notices, requests, payments, instructions or other documents to be given hereunder will be in writing or by written telecommunication, and will be deemed to have been duly given if (a) delivered personally (effective upon delivery), (b) mailed by certified mail, return receipt requested, postage prepaid (effective five business days after dispatch), (c) sent by a reputable, established courier service that provides evidence of delivery and guarantees next business day delivery (effective the next business day), or (d) sent by telecopier or email followed within 24 hours by confirmation by one of the foregoing methods (effective upon receipt of the telecopy or email in complete, readable form), addressed to (i) the Company at 3222 Phoenixville Pike, Malvern, PA 19355, Attention: Chief Executive Officer, Facsimile (610) 482-9986 and (ii) the Stockholders at the addresses listed on the Schedules to this Agreement (or to such other address as the recipient party may have furnished to the Company for the purposes of this Section 5.2).

5.3. Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered will be an original, but all of which together will constitute one and the same agreement. In pleading or proving this Agreement, it will not be necessary to produce or account for more than one such counterpart. Each party hereto will receive by delivery, facsimile transmission or electronic mail a duplicate original of this Agreement executed by each party, and each party agrees that the delivery of this Agreement by facsimile transmission or by electronic mail in “portable document format” will be deemed to be an original of this Agreement so transmitted.

5.4. Captions. The captions of sections or subsections of this Agreement are for reference only and will not affect the interpretation or construction of this Agreement.

5.5. Binding Effect and Benefits. This Agreement will bind and inure to the benefit of the parties hereto and their respective successors and permitted transferees and assigns, provided such transferees and assigns agree in writing to be bound by the terms and conditions of this Agreement. The provisions of this Agreement that are for the Stockholders’ benefit will inure to the benefit of all permitted transferees of Series A-2 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock, and the applicable provisions of this Agreement that bind the Stockholders will bind all transferees of Series A-2 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock. Such transferees and assigns to whom rights are transferred or assigned pursuant to this Section 5.5 will be thereafter deemed to be Stockholders for the purpose of the execution of such transferred rights and may not again transfer such rights to any other person or entity, other than in accordance with this terms and conditions of this Agreement and the Other Agreements.

Nothing in this Agreement is intended to or will confer any rights or remedies on any person other than the parties hereto, permitted transferees of Series A-2 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock, and their respective successors and permitted transferees. Neither this Agreement nor any of the rights or duties of the Company set forth herein shall be assigned by the Company, in whole or in part, without having first received the written consent of Stockholders holding at least 60% of the outstanding Registrable Securities held by all Stockholders (assuming the conversion of all outstanding Preferred Stock into shares of Common Stock).

5.6. Assignment of Rights. The rights of the Stockholders under this Agreement may be assigned, in whole or in part, to (i) any Affiliate Stockholder or (ii) an assignee or transferee who, after such assignment or transfer, holds at least five percent (5%) of the outstanding shares of capital stock of the Company on a fully-diluted basis (subject to Proportional Adjustment), it being acknowledged and agreed that any such assignment, including an assignment contemplated by the preceding clauses (i) or (ii) shall be subject to and conditioned upon any such assignee’s delivery to the Company and the other Stockholders of an agreement in writing to be bound by the terms and conditions of this Agreement that were applicable to the assignor of such assignee.

5.7. Construction. The language used in this Agreement is the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

5.8. Further Assurances. From time to time on and after the date hereof, the Company will promptly execute and deliver all such further instruments and assurances, and will promptly take all such further actions, as the Stockholders or any of them may reasonably request in order more effectively to effect or confirm the transactions contemplated by this Agreement and/or any of the Other Agreements and to carry out the purposes hereof and thereof.

5.9. Severability. No invalidity or unenforceability of any section of this Agreement or any portion thereof will affect the validity or enforceability of any other section or the remainder of such section.

5.10. Equitable Relief. Each of the parties acknowledges that any breach by such party of his, her or its obligations under this Agreement would cause substantial and irreparable damage to one or more of the other parties and that money damages would be an inadequate remedy therefor. Accordingly, each party agrees that the other parties or any of them will be entitled to an injunction, specific performance, and/or other equitable relief to prevent the breach of such obligations.

5.11. Entire Agreement. This Agreement, together with the exhibits and schedules hereto and the Other Agreements, contains the entire understanding and agreement among the parties, or between or among any of them, and supersedes any prior or contemporaneous understandings or agreements between or among any of them, with respect to the subject matter hereof.

5.12. Publicity. The purchasers of Series G Preferred Stock or any of them will have the right to publicize their investment in the Company as contemplated hereby by means of a “tombstone” advertisement or other customary advertisement in newspapers and other media. No party to this Agreement shall issue any press release or other public document or make any public statement relating to CHV’s purchase and ownership of shares of Preferred Stock, this Agreement, the Stockholders Agreement, the Series G Purchase Agreement, or the matters contained herein or therein, in each case, which mentions CHV or any Affiliate thereof (including without limitation amounts invested by, rights granted to and other terms applicable to any of the foregoing entities) without the prior written consent of CHV; provided, that the foregoing shall not apply to any announcement by any party required pursuant to applicable law or regulations so long as CHV is provided with a reasonable time to review and provide comments on any such announcement prior to its publication (and the party proposing to make such announcement shall reasonably and in good faith consider such revisions as are requested by CHV).

5.13. Confidentiality. Each Stockholder agrees that such Stockholder will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Subsection 5.13 by such Stockholder), (b) is or has been independently developed or conceived by the Stockholder without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Stockholder by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that a Stockholder may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Stockholder, if such prospective purchaser agrees to be bound by the provisions of this Subsection 5.13; (iii) to any existing or prospective Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Stockholder in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that the Stockholder promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

5.14. Governing Law. This Agreement will be governed by and interpreted and construed in accordance with the internal laws of the State of Delaware, as applied to agreements under seal made, and entirely to be performed, within Delaware.

5.15. Jurisdiction. The parties hereto agree that any suit, action or proceeding instituted against one or more of them with respect to this Agreement (including any exhibits hereto) shall be brought in federal court in the Southern District of New York. The parties hereto, by the execution and delivery of this Agreement, irrevocably waive any obligation or any right of immunity on the ground of venue, the convenience of the forum or the jurisdiction of such court, or from the execution of judgments resulting therefrom, and the parties hereto irrevocably accept and submit to the jurisdiction of the aforesaid court in any suit, action or proceeding and consent to the service of process by certified mail at the address specified in Section 5.2 hereof.

[The remainder of this page is intentionally left blank.]

[Signature Page to Sixth Amended and Restated Investors’ Rights Agreement]

The undersigned, consisting of the Company, the purchasers of Series G Preferred Stock and those Stockholders who hold at least 60% of the outstanding Registrable Securities held by all Stockholders (assuming the conversion of all outstanding Preferred Stock into shares of Common Stock), hereby execute and deliver this Agreement as of the date first set forth above.

COMPANY:	NEURONETICS, INC.

	By:	/s/ Christopher Thatcher
	Name:	Christopher Thatcher
	Title:	President and Chief Executive Officer

[Signature Page to Sixth Amended and Restated Investors’ Rights Agreement]

The undersigned, consisting of the Company, the purchasers of Series G Preferred Stock and those Stockholders who hold at least 60% of the outstanding Registrable Securities held by all Stockholders (assuming the conversion of all outstanding Preferred Stock into shares of Common Stock), hereby execute and deliver this Agreement as of the date first set forth above.

STOCKHOLDERS:	CHV IV, L.P.

	By	Ascension Health Ventures IV, LLC, Its General Partner

	By:	/s/ Matthew I. Hermann
Name: Matthew I. Hermann
Title: Senior Managing Director

[Signature Page to Sixth Amended and Restated Investors’ Rights Agreement]

The undersigned, consisting of the Company, the purchasers of Series G Preferred Stock and those Stockholders who hold at least 60% of the outstanding Registrable Securities held by all Stockholders (assuming the conversion of all outstanding Preferred Stock into shares of Common Stock), hereby execute and deliver this Agreement as of the date first set forth above.

STOCKHOLDERS:	GE VENTURES LIMITED

	By:	/s/ David Mayhew
	Name:	David Mayhew
	Title:	Authorized Signatory

[Signature Page to Sixth Amended and Restated Investors’ Rights Agreement]

The undersigned, consisting of the Company, the purchasers of Series G Preferred Stock and those Stockholders who hold at least 60% of the outstanding Registrable Securities held by all Stockholders (assuming the conversion of all outstanding Preferred Stock into shares of Common Stock), hereby execute and deliver this Agreement as of the date first set forth above.

STOCKHOLDERS:	POLARIS VENTURE PARTNERS V, L.P.

	By:	Polaris Venture Management Co. V, L.L.C., Its General Partner

	By:	/s/ Max Eisenberg
Max Eisenberg, Attorney-in-Fact

POLARIS VENTURE PARTNERS ENTREPRENEURS’ FUND V, L.P.

	By:	Polaris Venture Management Co. V, L.L.C., Its General Partner

	By:	/s/ Max Eisenberg
Max Eisenberg, Attorney-in-Fact

POLARIS VENTURE PARTNERS FOUNDERS’ FUND V, L.P.

	By:	Polaris Venture Management Co. V, L.L.C., Its General Partner

	By:	/s/ Max Eisenberg
Max Eisenberg, Attorney-in-Fact

POLARIS VENTURE PARTNERS SPECIAL FOUNDERS’ FUND V, L.P.

	By:	Polaris Venture Management Co. V, L.L.C., Its General Partner

	By:	/s/ Max Eisenberg
Max Eisenberg, Attorney-in-Fact

[Signature Page to Sixth Amended and Restated Investors’ Rights Agreement]

The undersigned, consisting of the Company, the purchasers of Series G Preferred Stock and those Stockholders who hold at least 60% of the outstanding Registrable Securities held by all Stockholders (assuming the conversion of all outstanding Preferred Stock into shares of Common Stock), hereby execute and deliver this Agreement as of the date first set forth above.

STOCKHOLDERS:	PFIZER INC.

	By:	/s/ Barbara Dalton Name: Barbara Dalton Title: Vice President

[Signature Page to Sixth Amended and Restated Investors’ Rights Agreement]

The undersigned, consisting of the Company, the purchasers of Series G Preferred Stock and those Stockholders who hold at least 60% of the outstanding Registrable Securities held by all Stockholders (assuming the conversion of all outstanding Preferred Stock into shares of Common Stock), hereby execute and deliver this Agreement as of the date first set forth above.

STOCKHOLDERS:	NEW LEAF VENTURES II, L.P.

	By:	New Leaf Venture Associates II, L.P.
	Its:	General Partner

	By:	New Leaf Venture Management II, L.L.C.
	Its:	General Partner

	By:	/s/ Ronald M. Hunt
Name: Ronald M. Hunt
Title: Managing Director

[Signature Page to Sixth Amended and Restated Investors’ Rights Agreement]

The undersigned, consisting of the Company, the purchasers of Series G Preferred Stock and those Stockholders who hold at least 60% of the outstanding Registrable Securities held by all Stockholders (assuming the conversion of all outstanding Preferred Stock into shares of Common Stock), hereby execute and deliver this Agreement as of the date first set forth above.

STOCKHOLDERS:	QPIV, LLC

	By:	/s/ P. Sherill Neff
Name: P. Sherrill Neff
Title: Authorized Member on behalf of Quaker Partners

[Signature Page to Sixth Amended and Restated Investors’ Rights Agreement]

The undersigned, consisting of the Company, the purchasers of Series G Preferred Stock and those Stockholders who hold at least 60% of the outstanding Registrable Securities held by all Stockholders (assuming the conversion of all outstanding Preferred Stock into shares of Common Stock), hereby execute and deliver this Agreement as of the date first set forth above.

STOCKHOLDERS:	Industry Ventures Healthcare, L.L.C.

By: Industry Ventures Management VII, L.L.C.,
its General Partner

	By:	/s/ Justin Burden Name: Justin Burden Title: Member

[Signature Page to Sixth Amended and Restated Investors’ Rights Agreement]

The undersigned, consisting of the Company, the purchasers of Series G Preferred Stock and those Stockholders who hold at least 60% of the outstanding Registrable Securities held by all Stockholders (assuming the conversion of all outstanding Preferred Stock into shares of Common Stock), hereby execute and deliver this Agreement as of the date first set forth above.

STOCKHOLDERS:	THREE ARCH PARTNERS IV, L.P.

	By:	Three Arch Management IV, L.L.C., its General Partner

		By:	/s/ Wilfred Jaeger
		Name:	Wilfred Jaeger
		Title:	Managing Member

THREE ARCH ASSOCIATES IV, L.P.

	By:	Three Arch Management IV, L.L.C., its General Partner

		By:	/s/ Wilfred Jaeger
		Name:	Wilfred Jaeger
		Title:	Managing Member

THREE ARCH CAPITAL, L.P.

	By:	TAC Management, L.L.C., its General Partner

		By:	/s/ Wilfred Jaeger
		Name:	Wilfred Jaeger
		Title:	Managing Member

TAC ASSOCIATES, L.P.

	By:	TAC Management, L.L.C., its General Partner

		By:	/s/ Wilfred Jaeger
		Name:	Wilfred Jaeger
		Title:	Managing Member

[Signature Page to Sixth Amended and Restated Investors’ Rights Agreement]

The undersigned, consisting of the Company, the purchasers of Series G Preferred Stock and those Stockholders who hold at least 60% of the outstanding Registrable Securities held by all Stockholders (assuming the conversion of all outstanding Preferred Stock into shares of Common Stock), hereby execute and deliver this Agreement as of the date first set forth above.

STOCKHOLDERS:	INVESTOR GROWTH CAPITAL LIMITED

	By:	/s/ Michael V. Oporto
	Name:	Michael V. Oporto
	Title:	Director

INVESTOR GROUP, L.P.

	By:	Investor Growth Capital, LLC, its General Partner

	By:	/s/ Michael V. Oporto
Name:Michael V. Oporto
Title:Secretary

IGC FUND VI, L.P.

	By:	Investor Growth Capital, LLC, its General Partner

	By:	/s/ Michael V. Oporto
Name:Michael V. Oporto
Title:Secretary

[Signature Page to Sixth Amended and Restated Investors’ Rights Agreement]

The undersigned, consisting of the Company, the purchasers of Series G Preferred Stock and those Stockholders who hold at least 60% of the outstanding Registrable Securities held by all Stockholders (assuming the conversion of all outstanding Preferred Stock into shares of Common Stock), hereby execute and deliver this Agreement as of the date first set forth above.

STOCKHOLDERS:	ONSET IV, L.P.

	By:	ONSET IV Management, LLC, its General Partner

		By:	/s/ Rob Kuhling
		Name:	Rob Kuhling
Title:

[Signature Page to Sixth Amended and Restated Investors’ Rights Agreement]

The undersigned, consisting of the Company, the purchasers of Series G Preferred Stock and those Stockholders who hold at least 60% of the outstanding Registrable Securities held by all Stockholders (assuming the conversion of all outstanding Preferred Stock into shares of Common Stock), hereby execute and deliver this Agreement as of the date first set forth above.

STOCKHOLDERS:	INTERWEST PARTNERS VIII, L.P.
	By:	InterWest Management Partners VIII, LLC, its General Partner

		By:	/s/ Gilbert H. Kliman
		Name:	Gilbert H. Kliman
		Title:	Managing Director

INTERWEST INVESTORS VIII, L.P.
	By:	InterWest Management Partners VIII, LLC, its General Partner

		By:	/s/ Gilbert H. Kliman
		Name:	Gilbert H. Kliman
		Title:	Managing Director

INTERWEST INVESTORS Q VIII, L.P.
		By:	InterWest Management Partners VIII, LLC, its General Partner

		By:	/s/ Gilbert H. Kliman
		Name:	Gilbert H. Kliman
		Title:	Managing Director

[Signature Page to Sixth Amended and Restated Investors’ Rights Agreement]

The undersigned, consisting of the Company, the purchasers of Series G Preferred Stock and those Stockholders who hold at least 60% of the outstanding Registrable Securities held by all Stockholders (assuming the conversion of all outstanding Preferred Stock into shares of Common Stock), hereby execute and deliver this Agreement as of the date first set forth above.

STOCKHOLDERS:	KBL HEALTHCARE VENTURES, L.P.
By: KBL Healthcare, LLC its General Partner

	By:	/s/ Marlene Krauss
	Name:	Marlene Krauss
Title:

KBL HEALTHCARE, L.P.
	By:	KBL SBIC, Inc., its General Partner

	By:	/s/ Marlene Krauss
Name:
Title:

KBL PARTNERSHIP, L.P.
	By:	KBL Healthcare, LLC, its General Partner

	By:	/s/ Marlene Krauss
Name:
Title:

[Signature Page to Sixth Amended and Restated Investors’ Rights Agreement]

The undersigned, consisting of the Company, the purchasers of Series G Preferred Stock and those Stockholders who hold at least 60% of the outstanding Registrable Securities held by all Stockholders (assuming the conversion of all outstanding Preferred Stock into shares of Common Stock), hereby execute and deliver this Agreement as of the date first set forth above.

STOCKHOLDERS:	AMV PARTNERS I, L.P.

	By:	Accuitive Medical Ventures, LLC, its General Partner

	By:	/s/ Thomas Weldon
Name: Thomas Weldon
Title:

[Signature Page to Sixth Amended and Restated Investors’ Rights Agreement]

The undersigned, consisting of the Company, the purchasers of Series G Preferred Stock and those Stockholders who hold at least 60% of the outstanding Registrable Securities held by all Stockholders (assuming the conversion of all outstanding Preferred Stock into shares of Common Stock), hereby execute and deliver this Agreement as of the date first set forth above.

STOCKHOLDERS:	/s/ Brian Farley Brian Farley

Schedule of Series G Stockholders

CHV IV, L.P.

GE Ventures Limited

Polaris Venture Partners V, L.P.

Polaris Venture Partners Entrepreneurs’ Fund V, L.P.

Polaris Venture Partners Special Founders’ Fund V, L.P.

Polaris Venture Partners Founders’ Fund V, L.P.

Pfizer Inc.

New Leaf Ventures II, L.P.

Industry Ventures Healthcare, L.L.C.

Three Arch Partners IV, L.P.

Three Arch Associates IV, L.P.

Three Arch Capital, L.P.

TAC Associates L.P.

IGC Fund VI, L.P.

ONSET IV, L.P.

InterWest Partners VIII, L.P.

InterWest Investors VIII, L.P.

InterWest Investors Q VIII, L.P.

KBL Partnership, L.P.

KBL Healthcare Ventures, L.P.

AMV Partners I, L.P.

Brian Farley

Schedule of Series F Stockholders

GE Ventures Limited

Polaris Venture Partners V, L.P.

Polaris Venture Partners Entrepreneurs’ Fund V, L.P.

Polaris Venture Partners Special Founders’ Fund V, L.P.

Polaris Venture Partners Founders’ Fund V, L.P.

Pfizer Inc.

New Leaf Ventures II, L.P.

QPIV, LLC

Three Arch Partners IV, L.P.

Three Arch Associates IV, L.P.

Three Arch Capital, L.P.

TAC Associates L.P.

IGC Fund VI, L.P.

ONSET IV, L.P.

InterWest Partners VIII, L.P.

InterWest Investors VIII, L.P.

InterWest Investors Q VIII, L.P.

KBL Healthcare, L.P.

KBL Partnership, L.P.

KBL Healthcare Ventures, L.P.

Weldon Foundation

AMV Partners I, L.P.

Michael Dale

Brian Farley

Bruce Shook

Charles E. Larsen

Schedule of Series E Stockholders

Polaris Venture Partners V, L.P.

Polaris Venture Partners Entrepreneurs’ Fund V, L.P.

Polaris Venture Partners Special Founders’ Fund V, L.P.

Polaris Venture Partners Founders’ Fund V, L.P.

Pfizer Inc.

New Leaf Ventures II, L.P.

QPIV, LLC

Three Arch Partners IV, L.P.

Three Arch Associates IV, L.P.

Three Arch Capital, L.P.

TAC Associates L.P.

Investor Growth Capital Limited

Investor Group, L.P.

ONSET IV, L.P.

InterWest Partners VIII, L.P.

InterWest Investors VIII, L.P.

InterWest Investors Q VIII, L.P.

Weldon Foundation

Michael Dale

Brian Farley

Schedule of Series D Stockholders

New Leaf Ventures II, L.P.

QPIV, LLC

Three Arch Partners IV, L.P.

Three Arch Associates IV, L.P.

Three Arch Capital, L.P.

TAC Associates L.P.

Investor Growth Capital Limited

Investor Group, L.P.

ONSET IV, L.P.

InterWest Partners VIII, L.P.

InterWest Investors VIII, L.P.

InterWest Investors Q VIII, L.P.

KBL HEALTHCARE VENTURES, L.P.

Weldon Foundation

Michael Dale

Brian E. Farley

Schedule of Series C Stockholders

QPIV, LLC

Three Arch Partners IV, L.P.

Three Arch Associates IV, L.P.

Three Arch Capital, L.P.

TAC Associates L.P.

AMV Partners I, L.P.

Investor Growth Capital Limited

Investor Group, L.P.

ONSET IV, L.P.

InterWest Partners VIII, L.P.

InterWest Investors VIII, L.P.

InterWest Investors Q VIII, L.P.

KBL HEALTHCARE, L.P.

KBL Partnership, L.P.

Schedule of Series B Stockholders

Three Arch Partners IV, L.P.

Three Arch Associates IV, L.P.

Three Arch Capital, L.P.

TAC Associates L.P.

AMV Partners I, L.P.

Investor Growth Capital Limited

Investor Group, L.P.

ONSET IV, L.P.

InterWest Partners VIII, L.P.

InterWest Investors VIII, L.P.

InterWest Investors Q VIII, L.P.

KBL HEALTHCARE, L.P.

KBL Partnership, L.P.

Schedule of Series A-2 Stockholders

Investor Growth Capital Limited

Investor Group, L.P.

ONSET IV, L.P.

InterWest Partners VIII, L.P.

InterWest Investors VIII, L.P.

InterWest Investors Q VIII, L.P.

KBL HEALTHCARE, L.P.

KBL Partnership, L.P.

Schedule of Series A-1 Stockholders

Thomas D. Weldon Revocable Trust

Charles E. Larsen

Norman R. Weldon

EXHIBIT A

RESTRICTIVE COVENANT AND INVENTION ASSIGNMENT AGREEMENT

FOR EMPLOYEES AND CONSULTANTS